UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2011 Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

750 Battery Street, Suite 330, San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Shareholders initially convened on June 9, 2011, the Company’s shareholders approved the matters set forth below. Pursuant to Item 3 below, the shareholders approved the adjournment of the meeting to solicit additional proxies to vote in favor of a proposal to approve an amendment of the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio of between 1-for-15 and 1-for-25, as determined by the Company’s Board of Directors (the “Reverse Stock Split Proposal”). The reconvened meeting to consider the Reverse Stock Split Proposal will be held at 9AM, Pacific Time, on Friday, July 8, 2011, at the Company’s executive offices, 750 Battery Street, Suite 330, San Francisco, CA 94111.

1.	Election of ten directors to the Board to serve until the 2012 Annual Meeting of Shareholders or until their successors have been elected and qualified.

	For	Withhold

Gerald McMahon, PhD	25,958,234	1,034,668
Robert S. Basso	25,875,667	1,117,235
Fred B. Craves, PhD	26,194,624	798,278
E. Rolland Dickson, MD	25,860,610	1,132,292
Carl S. Goldfischer, MD	23,418,010	3,574,892
Robert M. Littauer	25,875,925	1,116,977
Ronald A. Martell	26,166,062	826,840
Nicholas J. Simon III	25,873,070	1,119,832
David R. Stevens, PhD	26,161,238	831,664
Gary A. Lyons	26,170,589	822,313

2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.

For	Against	Abstain	Broker Non-Votes

43,398,241	853,297	876,626	—

3.	Proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies to approve the Reverse Stock Split Proposal.

For	Against	Abstain	Broker Non-Votes

41,109,589	3,634,084	384,491	—

Section 8 – Other Events

Item 8.01.	Other Events.

On June 9, 2011, the Company issued a press release announcing that its annual meeting had been convened and, following the election of directors and the ratification of the appointment of auditors for 2011, adjourned to 9:00 a.m., Pacific Time, on July 8, 2011, to solicit additional proxies to approve the Reverse Stock Split Proposal. The reconvened meeting to consider the Reverse Stock Split Proposal will be held at 9AM, Pacific Time, on Friday, July 8, 2011, at the Company’s executive offices, 750 Battery Street, Suite 330 San Francisco, CA 94111. See press release attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated June 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: June 14, 2011	By:	/s/ Michael K. Jackson
Name: Michael K. Jackson Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 9, 2011